SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report:             NOVEMBER 12, 1996
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                               SUNBEAM CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          1-52                                       25-1638266
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(Commission File Number)                 (I.R.S. Employer Identification No.)

2100 NEW RIVER CENTER, 200 EAST LAS OLAS BLVD.,
FORT LAUDERDALE, FLORIDA                                    33301
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 767-2100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)








                       Exhibit Index is located on page 4

ITEM 5.  OTHER EVENTS.

        The Company issued a press release today regarding the adoption of a restructuring plan. The information contained in such press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

        In connection with the announcement of such restructuring plan, the Company is filing herewith certain "Cautionary Statements" for the purpose of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

        Exhibit 99.1 -   Press Release dated November 12, 1996, regarding
                         restructuring plan.

        Exhibit 99.2 -   Cautionary Statements.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUNBEAM CORPORATION

Date:  November 12, 1996                  /s/ Janet G. Kelley
                                          -------------------------------------
                                          Janet G. Kelley, Vice President
                                          and Associate General Counsel

                                  EXHIBIT INDEX



NUMBER                              DESCRIPTION
------                              -----------

Exhibit 99.1          Press Release dated November 12, 1996, regarding
                         restructuring plan.

Exhibit 99.2          Cautionary Statements.